EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Blink Technologies, Inc. for the fiscal quarter ending December 31, 2013, I, Dean Miller, Chief Executive Officer, Chief Financial Officer (Principal Accounting Officer) of Blink Technologies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending December 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of Blink Technologies, Inc.

Dated: August 11, 2014	By:	/s/ Dean Miller
Dean Miller
Chief Executive Officer, Chief Financial Officer (Principal Accounting Officer)